UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 14, 2011



                          Ridgefield Acquisition Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   Nevada                         0-16335                     84-0922701
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)          (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)



         225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432
         --------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



                                 (561) 362-5385
               --------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

         The Board of Directors of Ridgefield Acquisition Corp. declared a Return on Capital distribution of $0.60 per share. The distribution is payable to all stockholders of record as of April 15, 2011. The payment date of the distribution is May 4, 2011. On April 14, 2011, the Company filed a press release concerning the return of capital distribution. A copy of the press release is attached hereto as an Exhibit.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (d) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:


Exhibit       Description
-------       -----------
99.1            Press Release, dated April 14, 2011.




                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 14, 2011


                                          Ridgefield Acquisition Corp.
                                                 (Registrant)


                                      By:  /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President